Customer accounts and amounts due to banks (Tables)	12 Months Ended
Dec. 31, 2018
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	December 31,
	2017	2018
Due to banks	1,390	1,391
Due to individuals	110	10,844
Due to legal entities	1,571	3,767
Term deposits	111	2,103
Total customer accounts and amounts due to banks	3,182	18,105
Including long-term deposits	—	237